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                                                                   EXHIBIT 10.64








                                SAN FELIPE PLAZA
                                 HOUSTON, TEXAS




















                           STANDARD FORM OFFICE LEASE


                                     BETWEEN


        SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP ("LANDLORD"),
            by its agent, Equity Office Holdings, L.L.C., a Delaware
                           limited liability company


                                       AND


         PHYSICIANS SURGICAL CARE, INC., a Texas corporation ("TENANT")






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                                TABLE OF CONTENTS



I.            Basic Lease Information; Definitions................................................................1

II.           Lease Grant.........................................................................................3

III.          Possession..........................................................................................3

IV.           Rent................................................................................................3

V.            Use.................................................................................................6

VI.           Security Deposit....................................................................................7

VII.          Services to be Furnished by Landlord................................................................7

VIII.         Leasehold Improvements..............................................................................8

IX.           Graphics............................................................................................8

X.            Repairs and Alterations.............................................................................8

XI.           Use of Electrical Services by Tenant................................................................9

XII.          Entry by Landlord..................................................................................10

XIII.         Assignment and Subletting..........................................................................10

XIV.          Liens..............................................................................................11

XV.           Indemnity and Waiver of Claims.....................................................................12

XVI.          Tenant's Insurance.................................................................................12

XVII.         Subrogation........................................................................................14

XVIII.        Landlord's Insurance...............................................................................14

XIX.          Casualty Damage....................................................................................14

XX.           Demolition.........................................................................................15

XXI.          Condemnation.......................................................................................15

XXII.         Events of Default..................................................................................15

XXIII.        Remedies...........................................................................................16

XXIV.         LIMITATION OF LIABILITY............................................................................18

XXV.          No Waiver..........................................................................................18

XXVI.         Event of Bankruptcy................................................................................19

XXVII.        Waiver of Jury Trial...............................................................................20

XXVIII.       Relocation.........................................................................................20

XXIX.         Holding Over.......................................................................................20

XXX.          Subordination to Mortgages; Estoppel Certificate...................................................20

XXXI.         Attorneys' Fees....................................................................................21

XXXII.        Notice.............................................................................................21

XXXIII.       Landlord's Lien....................................................................................21

XXXIV.        Excepted Rights....................................................................................22

XXXV.         Surrender of Premises..............................................................................22

XXXVI.        Miscellaneous......................................................................................22

XXXVII.       Entire Agreement...................................................................................24






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                             OFFICE LEASE AGREEMENT

              This Office Lease Agreement (the "Lease") is made and entered into as of the _______ day of __________________, 1997, by and between SAN FELIPE PLAZA, LTD., a Texas limited partnership by its agent, Equity Office Holdings, L.L.C., a Delaware limited liability company ("Landlord"), and PHYSICIANS SURGICAL CARE, INC., a Texas corporation ("Tenant").

I.            BASIC LEASE INFORMATION; DEFINITIONS.

              A. The following are some of the basic lease information and defined terms used in this Lease.

                    1. "Additional Base Rental" shall mean Tenant's Pro Rata Share of Basic Costs and any other sums (exclusive of Base Rental) that are required to be paid by Tenant to Landlord hereunder, which sums are deemed to be additional rent under this Lease. Additional Base Rental and Base Rental are sometimes collectively referred to herein as "Rent."

                    2. "Base Rental" shall mean the sum of Thirty-Five Thousand Five Hundred Fifty-Three and NO/100 Dollars ($35,553.00), payable by Tenant to Landlord in seven
                           (7) monthly installments as follows:

                           a. Seven (7) equal installments of Five Thousand Seventy-Nine and NO/100 Dollars ($5,079.00), each payable on or before the first day of each month during the period beginning June 1, 1997, and ending December 31, 1997, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant.

                    3. "Building" shall mean the office building located at 5847 San Felipe, City of Houston, County of Harris, State of Texas, commonly known as San Felipe Plaza.

                    4. The "Commencement Date," "Lease Term" and "Termination Date" shall have the meanings set forth in subsection I.A.4.a. below:

                           a.    The "Lease Term" shall mean a period of seven
                                 (7) months commencing on June 1, 1997 (the
                                 "Commencement Date") and, unless sooner
                                 terminated as provided herein, ending on December 31, 1997 (the "Termination Date").

                           b.    INTENTIONALLY OMITTED.

                    5. "Premises" shall mean the area located on level forty-two (42) of the Building, as outlined on Exhibit A attached hereto and incorporated herein and known as Suite #4295. Landlord and Tenant hereby stipulate and agree that the "Rentable Area of the Premises" shall mean 3,585 square feet and the "Rentable Area of the Building" shall mean 959,466 square feet.

                    6.     "Permitted Use" shall mean general office use.

                    7. "Security Deposit" shall mean the sum of Ten Thousand One Hundred Fifty-Eight and NO/100 Dollars ($10,158.00).

                    8. "Tenant's Pro Rata Share" shall mean thirty-seven hundredths percent (.37%), which is the quotient (expressed as a percentage), derived by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

                    9. "Guarantor(s)" shall mean any party that agrees in writing to guarantee the Lease.

                    10. "Notice Addresses" shall mean the following addresses for Tenant and Landlord, respectively:

                           Tenant:

                           On and after the Commencement Date, notices shall be sent to Tenant at the Premises.

                           Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

                           Physicians Surgical Care, Inc.
                           5005 Riverway Drive, Suite 360
                           Houston, Texas 77056

                           Landlord:

                           Equity Office Properties, L.L.C.
                           5847 San Felipe, Suite 1200
                           Houston, Texas 77057
                           Attention: Building Manager

                           With a copy to:

                           Equity Office Properties, L.L.C.
                           Two North Riverside Plaza Suite 2200
                           Chicago, Illinois 60606
                           Attention: General Counsel

                           Payments of Rent only shall be made payable to the order of: SAN FELIPE PLAZA, LTD.

                           at the following address:

                           Equity Office Properties, L.L.C.
                           d/b/a San Felipe
                           P.O. Box 844536
                           Dallas, Texas 75284-4536

              B. The following are additional definitions of some of the defined terms used in the Lease.

                    1.     "Base Year" shall mean 1997.

                    2. "Basic Costs" shall mean all costs and expenses paid or incurred in connection with operating, maintaining, repairing, managing and owning the Building and the Property, as further described in
                           Article IV hereof.

                    3.     "Broker" means INTENTIONALLY OMITTED.

                    4. "Building Standard" shall mean the type, grade, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building.

                    5. "Business Day(s)" shall mean Mondays through Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord, from time to time during the Lease Term, shall have the right to designate additional Holidays, provided that such additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

                    6. "Common Areas" shall mean those areas provided for the common use or benefit of all tenants generally and/or the public, such as corridors, elevator foyers, common mail rooms, restrooms, vending areas, lobby areas (whether at ground level or otherwise) and other similar facilities.

                    7. "Landlord Work" shall mean the work, if any, that Landlord is obligated to perform in the Premises pursuant to the Work Letter Agreement, if any, attached hereto as Exhibit D. (If applicable.)



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

                    8. "Maximum Rate" shall mean the greatest per annum rate of interest permitted from time to time under applicable law.

                    9. "Normal Business Hours" for the Building shall mean 7:00 A.M. to 6:00 P.M. Mondays through Fridays, and 8:00 A.M. to 1:00 P.M. on Saturdays, exclusive of Holidays.

                    10. "Prime Rate" shall mean the per annum interest rate publicly announced by The First National Bank of Chicago or any successor thereof from time to time (whether or not charged in each instance) as its prime or base rate in Chicago, Illinois.

                    11. "Property" shall mean the Building and the parcel(s) of land on which it is located and, at Landlord's discretion, the Building garage, if any, and all other improvements owned by Landlord and serving the Building and the tenants thereof and the parcel(s) of land on which they are located.

II.           LEASE GRANT.

              Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right, in common with others, to use the Common Areas.

III.          POSSESSION.

              A.    INTENTIONALLY OMITTED.

              B. By taking possession of the Premises, Tenant is deemed to have accepted the Premises and agreed that the Premises is in good order and satisfactory condition, with no representation or warranty by Landlord as to the condition of the Premises or the Building or suitability thereof for Tenant's use.

              C.    INTENTIONALLY OMITTED.

              D. If Tenant takes possession of the Premises prior to the Commencement Date, such possession shall be subject to all the terms and conditions of the Lease and Tenant shall pay Base Rental and Additional Base Rental to Landlord for each day of occupancy prior to the Commencement Date. Notwithstanding the foregoing, if Tenant, with Landlord's prior approval, takes possession of the Premises prior to the Commencement Date for the sole purpose of performing any Landlord-approved improvements therein or installing furniture, equipment or other personal property of Tenant, such possession shall be subject to all of the terms and conditions of the Lease, except that Tenant shall not be required to pay Base Rental or Additional Base Rental with ,respect to the period of time prior to the Commencement Date during which Tenant performs such work. Tenant shall, however, be liable for the cost of any services (e.g. electricity, HVAC, freight elevators) that are provided to Tenant or the Premises during the period of Tenant's possession prior to the Commencement Date. Nothing herein shall be construed as granting Tenant the right to take possession of the Premises prior to the Commencement Date, whether for construction, fixturing or any other purpose, without the prior consent of Landlord.

IV.           RENT.

              A. During each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder Tenant's Pro Rata Share of the amount, if any, by which Basic Costs for the applicable calendar year exceed the Basic Costs for the Base Year (the "Excess"). In the event that Basic Costs in any calendar year decrease below the amount of Basic Costs for the Base Year, Tenant's Pro Rata Share of Basic Costs for such calendar year shall be deemed to be $0, it being understood that Tenant shall not be entitled to any credit or offset if Basic Costs decrease below the Basic Costs for the Base Year. Prior to the Commencement Date and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year. On or before the first day of each month during such calendar year, Tenant shall pay to Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of


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                    Landlord's estimate of the Excess. Landlord shall have the right from time to time during any such calendar year to revise the estimate of the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Excess by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous year's estimate of the Excess. Tenant shall pay Landlord for any underpayment within ten (10) days after demand. Any overpayment shall be credited against the installment of Additional Base Rental due for the months immediately following the furnishing of such estimate. Any amounts paid by Tenant based on Landlord's estimate of the Excess shall be subject to adjustment pursuant to the immediately following paragraph when actual Basic Costs are determined for such calendar year.

                    As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. If the estimated Excess actually paid by Tenant for the prior year is in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall apply such overpayment against Additional Base Rental due or to become due hereunder, provided if the Lease Term expires prior to the determination of such overpayment, Landlord shall refund such overpayment to Tenant after first deducting the amount of any Rent due hereunder. Likewise, Tenant shall pay to Landlord, within ten (10) days after demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

              B. Basic Costs shall mean all costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing, managing and owning the Building and the Property, including, but not limited to, the following:

                    1. All labor costs for all persons performing services required or utilized in connection with the operation, repair, replacement and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workers' compensation insurance, uniforms, training, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses or benefits.

                    2. All management fees, the cost of equipping and maintaining a management office at the Building, accounting services, legal fees not attributable to leasing and collection activity, and all other administrative costs relating to the Building and the Property. If management services are not provided by a third party, Landlord shall be entitled to a management fee comparable to that due and payable to third parties provided Landlord or management companies owned by, or management divisions of, Landlord perform actual management services of a comparable nature and type as normally would be performed by third parties.

                    3. All rental and/or purchase costs of materials, supplies, tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Property.

                    4. Property or Building; or (b) required to comply with any laws, rules or regulations of any governmental authority or a requirement of Landlord's insurance carrier. The cost of such capital improvements shall be amortized over a period of five (5) years and shall, at Landlord's option, include interest at a rate that is reasonably equivalent to the interest rate that Landlord would be required to pay to finance the cost of the capital improvement in question as of the date such capital improvement is performed, provided if the payback period for any capital improvement is less than five
                           (5) years, Landlord may amortize the cost of such capital improvement over the payback period.

                           12. Any other expense or charge of any nature whatsoever which, in accordance with general industry practice with respect to the operation of a first-class office building, would be construed as an operating expense.

                           Basic Costs shall not include the cost of capital improvements (except as set forth above and as distinguished from replacement parts or components purchased and installed in the ordinary course), depreciation, interest (except as provided above with respect to the amortization of capital improvements), lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. If the Building is not 100% occupied during any calendar year of the Lease Term or if Landlord is not supplying services to 100% of the total Rentable Area of the Building at any time during any calendar year of the Lease Term, actual Basic Costs for purposes hereof shall, at Landlord's option, be determined as if the Building had been 100% occupied and Landlord had been supplying services to 100% of the total Rentable Area of the Building during such year. If Tenant pays for its Pro Rata Share of Basic Costs based on increases over a "Base Year and Basic Costs for any calendar year during the Lease Term are determined as provided in the foregoing sentence, Basic Costs for such Base Year shall also be determined as if the Building had been 100% occupied and Landlord had been supplying services to 100% of the total Rentable Area of the Building. Any necessary extrapolation of Basic Costs under this Article shall be performed by adjusting the cost of those components of Basic Costs that are impacted by changes in the occupancy of the Building (including, at Landlord's option, Taxes) to the cost that would have been incurred if the Building had been 100% occupied and Landlord had been supplying services to 100% of the Rentable Area of the Building.

                    C. If Basic Costs for any calendar year increase by more than five percent (5%) over Basic Costs for the immediately preceding calendar year, Tenant, within ninety (90) days after receiving Landlord's statement of actual Basic Costs for a particular calendar year, shall have the right to provide Landlord with written notice (the "Review Notice") of its intent to review Landlord's books and records relating to the Basic Costs for such calendar year. Within a reasonable time after receipt of a timely Review Notice, Landlord shall make such books and records available to Tenant or Tenant's agent for its review at either Landlord's home office or at the office of the Building, provided that if Tenant retains an agent to review Landlord's books and records for any calendar year, such agent must be CPA firm licensed to do business in the state in which the Building is located. Tenant shall be solely responsible for any and all costs, expenses and fees incurred by Tenant or Tenant's agent in connection with such review. If Tenant elects to review Landlord's books and records, within thirty (30) days after such books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice stating in reasonable detail any objection to Landlord's statement of actual Basic Costs for such calendar year. If Tenant fails to give Landlord written notice of objection within such thirty (30) day period or fails to provide Landlord with a Review Notice within the ninety (90) day period provided above, Tenant shall be deemed to have approved Landlord's statement of Basic Costs in all respects and shall thereafter be barred from raising any claims with respect thereto. Upon Landlord's receipt of a timely objection notice from Tenant, Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's statement and Tenant's review. If Landlord and Tenant determine that Basic Costs for the calendar year in question are less than reported, Landlord shall provide Tenant with a credit against future Additional Base Rental in the amount of any overpayment by Tenant.


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

                         Likewise, if Landlord and Tenant determine that Basic Costs for the calendar year in question are greater than reported, Tenant shall forthwith pay to Landlord the amount of underpayment by Tenant. Any information obtained by Tenant pursuant to the provisions of this Section shall be treated as confidential. Notwithstanding anything herein to the contrary, Tenant shall not be permitted to examine Landlord's books and records or to dispute any statement of Basic Costs unless Tenant has paid to Landlord the amount due as shown on Landlord's statement of actual Basic Costs, said payment being a condition precedent to Tenant's right to examine Landlord's books and records.

                    D. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental and Additional Base Rental due hereunder. In addition, Tenant shall pay and be liable for, as additional rent, all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms and conditions of this Lease. Any such payments shall be paid concurrently with the payments of the Rent on which the tax is based. The Base Rental, Tenant's Pro Rata Share of Basic Costs and any recurring monthly charges due hereunder shall be due and payable in advance on the first day of each calendar month during the Lease Term without demand, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before ten (10) days after billing by Landlord. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the monthly Base Rental and Tenant's Pro Rata Share of Basic Costs for such month shall be prorated for the number of days in such month occurring within the Term based on a fraction, the numerator of which is the number of days of the Lease Term that fell within such calendar month and the denominator of which is thirty (30). All such payments shall be by a good and sufficient check. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease.

              E. All Rent not paid when due and payable shall bear interest from the date due until paid at the lesser of: (1) eighteen percent (18%) per annum; or (2) the Maximum Rate. In addition, if Tenant fails to pay any installment of Rent when due and payable hereunder, a service foe equal to five percent (5%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.

V.            USE.

              The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act (collectively referred to as "Laws"). Tenant, within ten (10) days after receipt thereof, shall provide Landlord with copies of any notices it receives with respect to a violation or alleged violation of any Laws. Tenant will comply with the rules and regulations of the Building attached hereto as Exhibit B and such other rules and regulations adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so. All changes to such rules and regulations will be reasonable and shall be sent by Landlord to Tenant in writing.

VI.           SECURITY DEPOSIT.

              The Security Deposit shall be delivered to Landlord upon the execution of this Lease by Tenant and shall be held by Landlord without liability for interest (except as required by law) and as security for the performance of Tenant's obligations under this Lease. The Security Deposit shall not be considered an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to make good any arrearage of Rent, to repair damages to the Premises, to clean the Premises upon termination of this Lease or otherwise to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, after Tenant surrenders the Premises to Landlord in accordance with this Lease and all amounts due Landlord from Tenant are finally determined and paid by Tenant or through application of the Security Deposit, the balance of the Security Deposit remaining after any such application shall be returned to Tenant. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit. Tenant agrees to look solely to such transferee or assignee for the-return of the Security Deposit. Landlord and its successors and assigns shall not be bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant, provided, however, if Tenant's interest in this Lease has been assigned, Landlord shall, provided that Landlord has been furnished with a fully executed copy of the agreement assigning such Security Deposit, return the Security Deposit to such assignee in accordance with the terms and conditions hereof. If Landlord returns the Security Deposit to Tenant's assignee as aforesaid, Landlord will have no further obligation to any party with respect thereto. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

VII.          SERVICES TO BE FURNISHED BY LANDLORD.

              A. Landlord, as part of Basic Costs (except as otherwise provided), agrees to furnish Tenant the following services:

                    1. Water for use in the lavatories on the floor(s) on which the Premises is located. If Tenant desires water in the Premises for any approved reason, including a private lavatory or kitchen, cold water shall be supplied, at Tenant's sole cost and expense, from the Building water main through a line and fixtures installed at Tenant's sole cost and expense with the prior reasonable consent of Landlord. If Tenant desires hot water in the Premises, Tenant, at its sole cost and expense and subject to the prior reasonable consent of Landlord, may install a hot water heater in the Premises. Tenant shall be solely responsible for maintenance and repair of any such hot water heater.

                    2. Central heat and air conditioning in season during Normal Business Hours, at such temperatures and in such amounts as are considered by Landlord, in its reasonable judgment, to be standard for buildings of similar class, size, age and location, or as required by governmental authority. In the event that Tenant requires central heat, ventilation or air conditioning at hours other than Normal Business Hours, such central heat, ventilation or air conditioning shall be furnished only upon the written request of Tenant delivered to Landlord at the office of the Building prior to 3:00 P.M. at least one Business Day in advance of the date for which such usage is requested. Tenant shall pay Landlord, as Additional Base Rental, the entire cost of additional service as such costs are determined by Landlord from time to time.

                    3. Maintenance and repair of all Common Areas in the manner and to the extent reasonably deemed by Landlord to be standard for buildings of similar class, size, age and location.

                    4. Janitor service on Business Days; provided, however, if Tenant's use, floor covering or other improvements require special services, Tenant shall pay the additional cost reasonably attributable thereto as Additional Base Rental.

                    5. Passenger elevator service in common with other tenants of the Building.

                    6. Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions set forth in Article XI of this Lease.

               B. The failure by Landlord to any extent to furnish, or the interruption or termination of, any services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations or any causes beyond the reasonable control of Landlord shall not fender Landlord liable in any respect nor be construed as a constructive eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery.

              C. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services, Landlord shall not be deemed to have warranted the efficiency of any security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend anyone suspected of personal injury, property damage or any criminal conduct in, on or around the Property.

VIII.         LEASEHOLD IMPROVEMENTS.

              Any trade fixtures, unattached and movable equipment or furniture, or other personalty brought into the Premises by Tenant ("Tenant's Property") shall be owned and insured by Tenant. Tenant shall remove all such Tenant's Property from the Premises in accordance with the terms of Article XXXV hereof. Any and all alterations, additions and improvements to the Premises, including any built-in furniture (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. Landlord may, nonetheless, at any time within six (6) months after the expiration or earlier termination of this Lease or Tenant's right to possession, require Tenant to remove any Leasehold Improvements performed by or for the benefit of Tenant and all electronic, phone and data cabling as are designated by Landlord (the "Required Removables") at Tenant's sole cost. In the event that Landlord so elects, Tenant shall remove such Required Removables within ten (10) days after notice from Landlord, provided that in no event shall Tenant be required to remove such Required Removables prior to the expiration or earlier termination of this Lease or Tenant's right to possession. In addition to Tenant's obligation to remove the Required Removables, Tenant shall repair any damage caused by such removal and perform such other work as is reasonably necessary to restore the Premises to a "move in" condition. If Tenant fails to remove any specified Required Removables or to perform any required repairs and restoration within the time period specified above, Landlord, at Tenant's sole cost and expense, may remove, store, sell and/or dispose of the Required Removables and perform such required repairs and restoration work. Tenant, within five (5) days after demand from Landlord, shall reimburse Landlord for any and all reasonable costs incurred by Landlord in connection with the Required Removables.

IX.           GRAPHICS.

              Landlord shall provide and install, at Tenant's cost, any suite numbers and Tenant identification on the exterior of the Premises using the standard graphics for the Building. Tenant shall not be permitted to install any signs or other identification without Landlord's prior written consent.

X.            REPAIRS AND ALTERATIONS.

               A. Except to the extent such obligations are imposed upon Landlord hereunder, Tenant, at its sole cost and expense, shall perform all maintenance and repairs to the Premises as are necessary to keep the same in good condition and repair throughout the entire Lease Term, reasonable wear and tear excepted. Tenant's repair and maintenance obligations with respect to the Premises shall include, without limitation, any necessary repairs with respect to: (1) any carpet or other floor covering, (2) any interior partitions, (3) any doors, (4) the interior side of any demising walls, (5) any telephone and computer cabling that serves Tenant's equipment exclusively, (6) any supplemental air conditioning units, private showers and kitchens, including any plumbing in connection therewith, and similar facilities serving Tenant exclusively, and (7) any alterations, additions or improvements performed by contractors retained by Tenant. All such work shall be performed in accordance with section X.B. below and the rules, policies and procedures reasonably enacted by Landlord from time to time for the performance of work in the Building. If Tenant fails to make any necessary repairs to the Premises, Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as Additional Base Rental, together with an administrative charge in an amount equal to ten percent (10%) of the cost of such repairs. Landlord shall, at its expense (except as included in Basic Costs), keep and maintain in good repair and working order and make all repairs to and perform necessary maintenance upon: (a) all structural elements of the Building; and (b) all mechanical, electrical and plumbing systems that serve the Building in general; and (c) the Building facilities common to all tenants including, but not limited to, the ceilings, walls and floors in the Common Areas.

               B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises without first obtaining the written consent of Landlord in each such instance. Prior to commencing any such work and as a condition to obtaining Landlord's consent, Tenant must furnish Landlord with plans and specifications reasonably acceptable to Landlord; names and addresses of contractors reasonably acceptable to Landlord; copies of contracts; necessary permits and approvals; evidence of contractor's and subcontractor's insurance in accordance with Article XVI section B. hereof; and payment bond or other security, all in form and amount satisfactory to Landlord. All such improvements, alterations or additions shall be constructed in a good and workmanlike manner using Building Standard materials or other new materials of equal or greater quality. Landlord, to the extent reasonably necessary to avoid any disruption to the tenants and occupants of the Building, shall have the right to designate the time when any such alterations, additions and improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Building. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as Additional Base Rental for all sums, if any, expended by Landlord for third party examination of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements. In addition, if Landlord so requests, Landlord shall be entitled to oversee the construction of any alterations, additions or improvements that may affect the structure of the Building or any of the mechanical, electrical, plumbing or life safety systems of the Building. In the event Landlord elects to oversee such work, Landlord shall be entitled to receive a fee for such oversight in an amount equal to fifteen percent (15%) of the cost of such alterations, additions or improvements. Landlord's approval of Tenant's plans and specifications for any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations or that the alterations, additions and improvements constructed in accordance with such plans and specifications will be adequate for Tenant's use.

XI.           USE OF ELECTRICAL SERVICES BY TENANT.

               A. All electricity used by Tenant in the Premises shall, at Landlord's option, be paid for by Tenant either: (1) through inclusion in Base Rental or Basic Costs; or (2) by a separate charge billed directly to Tenant by Landlord and payable by Tenant as Additional Base Rental; or (3) by a separate charge billed by the utility company supplying electricity and payable by Tenant directly to such utility company. Tenant's use of electrical service in the Premises shall not exceed, either in voltage, rated capacity, use or overall load, that which Landlord deems to be standard for the Building. In the event Tenant shall consume (or request that it be allowed to consume) electrical service in excess of that deemed by Landlord to be standard for the Building, Landlord may refuse to provide such excess usage or refuse to consent to such usage or may consent upon such conditions as Landlord reasonably elects (including the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be. paid for by Tenant as Additional Base Rental. Landlord shall have the right to separately meter electrical usage for the Premises at any time during the Lease Term or to use any other method of measuring electrical usage that Landlord, in its reasonable judgment, deems to be appropriate.

              B. If Landlord generates or distributes electric current for the Building, Tenant shall obtain all current from Landlord and pay as Additional Base Rental Landlord's charges therefor, provided, however, that if the cost of providing electricity is not included in Base Rental or Basic Costs, the charges to Tenant shall not exceed the rate that would be charged Tenant if billed directly by the local utility for the same services. Landlord may cease to furnish electricity upon thirty (30) days prior written notice, provided within the thirty (30) days Landlord connects with another source of electric supply.

XII.          ENTRY BY LANDLORD.

              Landlord and its agents or representatives shall have the right to enter the Premises to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants (during the last twelve months of the Lease Term or earlier in connection with a potential relocation) or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants' premises. Except for any entry by Landlord in an emergency situation or to provide normal cleaning and janitorial service, Landlord shall provide Tenant with reasonable prior notice of any entry into the Premises, which notice may be given verbally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions In the Premises, provided that Landlord shall use reasonable efforts to perform all such work on weekends and after Normal Business Hours. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XIII.         ASSIGNMENT AND SUBLETTING.

               A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if:
                    (1) the proposed transferee's financial responsibility does not meet the same criteria Landlord uses to select Building tenants; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige or would result in a violation of an exclusive right granted to another tenant in the Building; (3) the proposed use is different than the Permitted Use; (4) the proposed transferee is a government agency or occupant of the Building; (5) Tenant is in default; or (6) any portion of the Building or Premises would become subject to additional or different governmental laws or regulations as a consequence of the proposed Transfer and/or the proposed transferee's use and occupancy of the Premises. Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's consent, publicly advertise the proposed rental rate for any Transfer.

               B. If Tenant requests Landlord's consent to a Transfer, Tenant, together with such consent, shall provide Landlord with the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, a copy of the proposed assignment, sublease or other contractual documents and evidence satisfactory to Landlord that the proposed transferee is financially responsible. Notwithstanding Landlord's agreement to act reasonably under Section XIII.A. above, Landlord may, within forty-five (45) days after its receipt of all information and documentation required herein, either, (1) consent to or reasonably refuse to consent to such Transfer in writing; or (2) negotiate directly with the proposed transferee and in the event Landlord is able to reach an agreement with such proposed transferee, terminate this Lease (in part or in whole, as appropriate) upon thirty
                    (30) days notice; or (3) cancel and terminate this Lease, in whole or in part as appropriate, upon thirty (30) days notice. In the event Landlord consents to any such Transfer, the Transfer and consent thereto shall be in a form approved by Landlord, and Tenant shall bear all costs and expenses incurred by Landlord in connection with the review and approval of such documentation, which costs and expenses shall be deemed to be at least Seven Hundred Fifty Dollars ($750.00).

               C. All cash or other proceeds (the "Transfer Consideration") of any Transfer of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. In addition to the Rent hereunder, Tenant hereby covenants and agrees to pay to Landlord all rent and other consideration which it receives which is in excess of the Rent payable hereunder within ten (10) days following receipt thereof by Tenant. In addition to any other rights Landlord may have, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord.

               D. If Tenant is a corporation, limited liability company or similar entity, and if at any time during the Lease Term the entity or entities who own the voting shares at the time of the execution of this Lease cease for any reason (including but not limited to merger, consolidation or other reorganization involving another corporation) to own a majority of such shares, or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease, cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder[s] or partner[s]), such an event shall be deemed to be a Transfer. The preceding sentence shall not apply whenever Tenant is a corporation, the outstanding stock of which is listed on a recognized security exchange, or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

              E. Any Transfer consented to by Landlord in accordance with this Article XIII shall be only for the Permitted Use and for no other purpose. In no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease.

XIV.          LIENS.

              Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the Property. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within five (5) days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to remove the lien as an encumbrance against the Building and Property. If Tenant shall fail to so `discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to bond over or discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys' fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as Additional Base Rental. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

XV.           INDEMNITY AND WAIVER OF CLAIMS.

               A. Tenant shall indemnify, defend and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) and agents, and the respective principals and members of any such agents (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the use, occupancy or maintenance of the Premises by, through or under Tenant including, without limitation, any of the following: (1) any work or thing done in, on or about the Premises or any part thereof by Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees; (2) any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof; (3) any act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, regardless of whether such act or omission occurred within the Premises; (4) any injury or damage to any person or property occurring in, on or about the Premises or any part thereof; or (5) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform. In case any action or proceeding is brought against Landlord, or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord or, at Landlord's option, reimburse Landlord for the cost of any counsel retained directly by Landlord to defend and resist such action or proceeding.

               B. Landlord and the Landlord Related Parties shall not be liable for, and Tenant hereby waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming by, through or under Tenant [including Tenant's principals, agents and employees (collectively, the "Tenant Related Parties")] resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from: (1) the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair; (2) wind or weather; (3) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; (4) broken glass; (5) the backing up of any sewer pipe or downspout; (6) the bursting, leaking or running of any tank, water closet, drain or other pipe; (7) the escape of steam or water; (8) water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building;
                    (9) the failing of any fixture, plaster, tile or other material; (10) any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, or owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or
                    (11) any other cause of any nature except, as to items 1-9, where such loss or damage is due to Landlord's willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Building as Tenant is herein given the right to use, at Tenant's own risk.

XVI.          TENANT'S INSURANCE.

              A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

                    1. Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a contractual liability endorsement covering Tenant's indemnity obligations under this Lease.

                    2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.

                    3. Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers' Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence.

                    4. Whenever good business practice, in Landlord's reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof.

               B. Except for items for which Landlord is responsible under the Work Letter Agreement, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to workers' compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage,) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding the "owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds.

               C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A-" or better and shall be licensed and qualified to do business in the state in which the Premises is located. All policies evidencing Tenant's Insurance (except for Workers' Compensation) shall specify Tenant as named insured and the "owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents ( and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

               D. Tenant shall not do or fail to do anything in, upon or about the Premises which will: (1) violate the terms of any of Landlord's insurance policies; (2) prevent Landlord from obtaining policies of insurance acceptable to Landlord or any Mortgagees; or (3) result in an increase in the rate of any insurance on the

                    Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as Additional Base Rental, the cost of the amount of any increase in any such insurance premium, provided that the acceptance by Landlord of such payment shall not be construed to be a waiver of any rights by Landlord in connection with a default by Tenant under the Lease. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as Additional Base Rental, , the cost of all premiums thereon and all of Landlord's costs associated therewith.

XVII.         SUBROGATION.

              Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee(s), for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee(s), which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, policies of insurance, with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Article XVI of the Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to Article XVI of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.

XVIII.        LANDLORD'S INSURANCE.

              Landlord shall maintain property insurance on the Building in such amounts as Landlord reasonably elects. The cost of such insurance shall be included as a part of the Basic Costs, and payments for loses and recoveries thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear.

XIX.          CASUALTY DAMAGE.

              If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged by such casualty) or in the event Landlord will not be permitted by applicable law to rebuild the Building in substantially the same form as existed prior to the fire or casualty or in the event the Premises has been materially damaged and there is less than two (2) years of the Lease Term remaining on the date of such casualty or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the effective date of termination specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building (provided that Landlord shall not be required to restore any unleased premises in the Building) and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises, if any, which Landlord has insured to substantially the same condition they were in immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Leasehold Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent on a per diem basis during the time and to the extent any damage to the Premises causes the Premises to be rendered untenantable and not used by Tenant. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the negligence of Tenant or any Tenant Related Parties, the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable (except to the extent Landlord is entitled to be reimbursed by the proceeds of any rental interruption insurance), and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

XX.           DEMOLITION.

              Landlord shall have the right to terminate this Lease Agreement if Landlord proposes or is required, for any reason, to remodel, remove, or demolish the Building or any substantial portion thereof. Such cancellation shall be exercised by Landlord by the service of not less than ninety (90) days written notice of such termination. Such notice shall set forth the date upon which the termination will be effective. No money or other , consideration shall be payable by Landlord to Tenant for Landlord's exercise of this right, and the right is hereby reserved to Landlord and all purchasers, successors, assigns, transferees, and ground tenants of Landlord, as the case may be, and is in addition to all other rights of Landlord. Tenant has read the foregoing and understands that Landlord has a right to terminate this Lease as provided above.

XXI.          CONDEMNATION.

              If (a) the whole or any substantial part of the Premises or (b) any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. In the event this Lease is not terminated, the Rentable Area of the Building, the Rentable Area of the Premises and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

XXII.         EVENTS OF DEFAULT.

              The following events shall be deemed to be events of default under this Lease:

              A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for three (3) days after written notice from Landlord (hereinafter sometimes referred to as a "Monetary Default").

              B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant' of this Lease, including, without limitation, the rules and regulations, which failure is not cured within ten (10) days after delivery to

                    Tenant of notice of the occurrence of such failure, provided that if any such failure creates a hazardous condition, such failure must be cured immediately. Notwithstanding the foregoing, if Tenant fails to comply with any particular provision or covenant of this Lease, including, without limitation, Tenant's obligation to pay Rent when due, on three (3) occasions during any twelve (12) month period, any subsequent violation of such provision or covenant shall be considered to be an incurable default by Tenant.

              C. Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

              D. Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, ` or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

              E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's Property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within sixty (60) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

              F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

              G. Tenant shall abandon or vacate any substantial portion of the Premises without the prior written permission of Landlord.

              H. Tenant shall fail to take possession of and occupy the Premises within thirty (30) days following the Commencement Date and thereafter continuously conduct its operations in the Premises for the Permitted Use.

              I. The liquidation, termination, dissolution, forfeiture of right to do business, or death of Tenant or any Guarantor.

              J. Tenant is in default beyond any notice and cure period under any other lease with Landlord.

XXIII.        REMEDIES.

              A. Upon the occurrence of any event or events of default under this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed in Article XXII above) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations due [except as expressly prescribed in Article XXII above] and waives any and all other notices or demand requirements imposed by applicable law):

                    1. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises upon termination of the Lease hereunder, Landlord may without prejudice to any other remedy which it may have, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage, including consequential damage, which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, specifically including but not limited to all

                         Costs of Reletting (hereinafter defined) and any deficiency that may arise by reason of any reletting or failure to relet.

                    2. Enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying said Premises, or any part thereof, without having any civil or criminal liability therefor and without terminating this Lease. Landlord may (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. Tenant agrees to pay Landlord on demand all Costs of Reletting and any deficiency that may arise by reason of such reletting or failure to relet. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any Rent due upon any such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

                    3. Enter upon the Premises without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest at the lesser of a per annum rate equal to: (a) the Maximum Rate, or (b) the Prime Rate plus five percent (5%).

                    4. In order to regain possession of the Premises and to deny Tenant access thereto in any instance in which Landlord has terminated this Lease or Tenant's right to possession, or to limit access to the Premises in accordance with local law in the event of a default by Tenant, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Premises without posting or giving notice of any kind to Tenant. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Premises so long as Tenant is in default under this Lease. Tenant shall not be entitled to recover possession of the Premises, terminate this Lease, or recover any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys' fees, by reason of Landlord's alteration or change of any lock or other security device. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof.

                    5. Terminate this Lease, in which event, Tenant shall immediately surrender the Premises to Landlord and pay to Landlord the sum of: (a) all Rent accrued hereunder through the date of termination, and, upon Landlord's determination thereof, (b) an amount equal to: the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the Prime Rate then in effect, minus the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting (as defined below).

               B. For purposes of this Lease, the term "Costs of Reletting" shall mean all costs and expenses incurred by Landlord in connection with the reletting of the Premises, including without limitation, the cost of cleaning, renovation, repairs, decoration and alteration of the Premises for a new tenant or tenants, advertisement, marketing, brokerage and legal fees (if and to the extent permitted by law), the cost of protecting or caring for the Premises while vacant, the cost of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises and any other out-of-pocket expenses incurred by Landlord including tenant incentives, allowances and inducements.

               C. Except as otherwise herein provided, no repossession or re-entering of the Premises or any part thereof pursuant to
                    Article XXIII hereof or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. Notwithstanding any such repossession or re-entering by reason of the occurrence of an event of default, Tenant will pay to Landlord the Rent required to be paid by Tenant pursuant to this Lease.

               D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

               E. This Article XXIII shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

               F. In the event Tenant is delinquent in paying part of any Base Rental or other sums due Landlord hereunder, Landlord shall be entitled to exercise the rights and remedies granted by the Texas Property Code, including, without limitation,
                    Section 93.002(f) thereof. No action by Landlord hereunder shall be deemed an acceptance of Tenant's surrender of the Premises or make Landlord liable for any damages to Tenant or its employees.

XXIV.         LIMITATION OF LIABILITY.

              NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN' THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT NEITHER LANDLORD NOR ANY MEMBER, PRINCIPAL, PARTNER, SHAREHOLDER, OFFICER, DIRECTOR OR BENEFICIARY OF LANDLORD SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD. IN ADDITION, TENANT ACKNOWLEDGES THAT EQUITY OFFICE HOLDINGS, L.L.C., AND EQUITY OFFICE PROPERTIES, L.L.C., ARE ACTING SOLELY IN THEIR CAPACITY AS AGENTS FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT.

XXV.          NO WAIVER.

              Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXVI.         EVENT OF BANKRUPTCY.

              In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

              A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C.
                    Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

                    1. the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

                    2. the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then current monthly Base Rental.

              B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then current Base Rental payable hereunder.

              C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

              D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent," shall constitute "rent" for the purposes of Section 502(b) (6) of the Bankruptcy Code.

              E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

              F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth: (1) the name and address of such person or entity, (2) all of the, terms and conditions of such offer, and (3) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable' out of the consideration to be paid by such person for the assignment of this Lease.

              G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to), any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e) (2) of the Bankruptcy Code.

XXVII.        WAIVER OF JURY TRIAL.

              Landlord and Tenant hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by Tenant, and Tenant acknowledges that neither Landlord nor any person acting on behalf of Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Tenant further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

XXVIII.       RELOCATION.

              Landlord, at its expense at any time before or during the Lease Term, shall be entitled to cause Tenant to relocate from the Premises to space containing approximately the same Rentable Area as the Premises (the "Relocation Space") within the Building or adjacent buildings within the same project at any time upon sixty (60) days prior written notice to Tenant. Such a relocation shall not affect this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined, and the Base Rental shall be adjusted so that immediately following such relocation the Base Rental for the Relocation Space per annum on a per square foot of Rentable Area basis shall be the same as the Base Rental per annum immediately prior to such relocation for the original Premises on a per square foot of Rentable Area basis. Tenant's Pro Rata Share shall also be adjusted in accordance with the formula set forth in this Lease.

XXIX.         HOLDING OVER.

              In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles XXII and XXIII hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to twice the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Premises. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In addition to the obligation to `pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

XXX.          SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE.

              Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage," and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. The terms of this Lease are subject to approval by the Landlord's existing lender(s) and any lender(s) who, at the time of the execution of this Lease, have committed or are considering committing to Landlord to make a loan secured by all or any portion of the Property, and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Article promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest in Landlord and is accordingly irrevocable. If any person shall succeed to all. or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within five (5) days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

XXXI.         ATTORNEYS' FEES.

              In the event that Landlord should retain counsel and/or institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

XXXII.        NOTICE.

              Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section I.A.10. of this Lease, provided that if Tenant has vacated the Premises or is in default of this Lease Landlord may serve Notice by any manner permitted by law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given, delivered, received and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given, delivered, received and effective upon the day after such notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

XXXIII.       LANDLORD'S LIEN.

              In addition to any statutory lien for rent in Landlord's favor, Landlord (the secured party for purposes hereof) shall have and Tenant (the debtor for purposes hereof) hereby grants to Landlord, an express contract lien and a continuing security interest to secure the payment of all Rent due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant (and any transferees or other occupants of the Premises) presently or hereafter situated on the Premises and upon all proceeds of any insurance which may accrue, to Tenant by reason of damage or destruction of any such property. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code of the state in which the Premises is located, including without limitation the right to sell the property described in this paragraph at public or private sale upon ten (10) days notice to Tenant, which notice Tenant hereby agrees is adequate and reasonable. Tenant hereby agrees to execute such other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Landlord and Tenant agree that this Lease and the security interest granted herein serve as a financing statement, and a copy or photographic or other reproduction of this Paragraph of this Lease may be filed of record by Landlord and have the same force and effect as the original. Tenant warrants and represents that the collateral subject to the security interest granted herein is not purchased or used by Tenant for personal, family or household purposes. Tenant further warrants and represents to Landlord that the lien granted herein constitutes a first and superior lien and that Tenant will not allow the placing of any other lien upon any of the property described in this Article without the prior written consent of Landlord.

XXXIV.        EXCEPTED RIGHTS.

              This Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: (a) to change the Building's name or street address; (b) to install, fix and maintain signs on the exterior and interior of the Building; (c) to designate and approve window coverings; (d) to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law; (e) to have access to the Premises to perform its duties and obligations and to exercise its rights under this Lease;
(f) to retain at all times and to use pass-keys to all locks within and into the Premises; (g) to approve the weight, size, or location of heavy equipment, or articles in and about the Premises; (h) to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; (i) to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building; (j) if Tenant has vacated the Premises during the last six (6) months of the Lease Term, to perform additions, alterations and improvements to the Premises in connection with a reletting or anticipated reletting thereof without being responsible or liable for the value or preservation of any then existing improvements to the Premises; and (k) to grant to anyone the exclusive right to conduct `any business or undertaking in the Building. Landlord, in accordance with Article XII hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XXXV.         SURRENDER OF PREMISES.

              At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall remove all Tenant's Property from the Premises, remove all Required Removables designated by Landlord and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. If Tenant fails to remove any of Tenant's Property within one (1) day after the termination of this Lease or Tenant's right to possession hereunder, Landlord, at Tenant's sole cost and expense, shall be entitled to remove and/or store such Tenant's Property and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord. In addition, if Tenant fails to remove any Tenant's Property from the Premises or storage, as the case may be, within ten (10) days after written notice from Landlord, Landlord, at its option, may deem all or any part of such Tenant's Property to have been abandoned by Tenant and title thereof shall immediately pass to Landlord.

XXXVI.        MISCELLANEOUS.

              A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease represents the result of negotiations between Landlord and Tenant, each of which has been (or has had opportunity to be) represented by counsel of its own selection, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Consequently, Landlord and Tenant agree that the language in all parts of the Lease shall in all cases be construed as a whole according to its fair meaning and neither strictly for nor against Landlord or Tenant.

              B. Tenant agrees not to record this Lease or any memorandum hereof without Landlord's prior written consent.

              C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

              D. Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental law, regulations or restrictions and any other cause whatsoever that is beyond the control of Landlord. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure.

              E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

              F. Tenant hereby represents to Landlord that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

              G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

              H. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual (each such entity is individually referred to herein as an "Organizational Entity"), then Tenant hereby covenants, warrants and represents: (1), that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; and (4) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is an Organizational Entity, upon request, Tenant will, prior to the Commencement Date, deliver to Landlord true and correct copies of all organizational documents of Tenant, including, without limitation, copies of an appropriate resolution or consent of Tenant's board of directors or other appropriate governing body of Tenant authorizing or ratifying the execution and delivery of this Lease, which resolution or consent will be duly certified to Landlord's satisfaction by an appropriate individual with authority to certify such documents, such as the secretary or assistant secretary or the managing general partner of Tenant.

              I. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease. At any time during the Lease Term, Tenant shall provide Landlord, upon ten (10) days prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year and such other information as Landlord or its Mortgagee may request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

              J. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto.

              K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

              L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term, and such obligations shall survive any such expiration or other termination of the Lease Term.

              M. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no affect upon the construction or interpretation of any part hereof.

              N. LANDLORD HAS DELIVERED A COPY OF THIS LEASE TO TENANT FOR TENANT'S REVIEW ONLY, AND THE DELIVERY HEREOF DOES NOT CONSTITUTE AN OFFER TO TENANT OR OPTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL AN ORIGINAL OF THIS LEASE EXECUTED BY BOTH LANDLORD AND TENANT AND AN ORIGINAL GUARANTY, IF ANY, EXECUTED BY EACH GUARANTOR IS DELIVERED TO AND ACCEPTED BY LANDLORD, AND THIS LEASE HAS BEEN APPROVED BY LANDLORD'S MORTGAGEES, IF REQUIRED.

              O. Quiet Enjoyment. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (including, without limitation, Article XXX hereof), provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

              P. TENANT HEREBY WAIVES ALL RIGHTS TO PROTEST THE APPRAISED VALUE OF THE PROPERTY OR TO APPEAL THE SAME AND ALL RIGHTS TO RECEIVE NOTICES OF REAPPRAISALS AS SET FORTH IN SECTIONS
                    41.413 AND 42.015 OF THE TEXAS TAX CODE.

XXXVII.       ENTIRE AGREEMENT.

              This Lease Agreement, including the following Exhibits:

              Exhibit A - Outline and Location of Premises

              Exhibit B - Rules and Regulations

              Exhibit C - Commencement Letter

              Exhibit D - Work Letter Agreement

              Exhibit E -Additional Provisions

              Exhibit F - Addendum

              Exhibit G -Parking

              constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease and supersedes all prior. agreements and understandings between the parties related to the Premises, including all lease proposals, letters of intent and similar documents. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS

               NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

              IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

WITNESS ATTEST                                               LANDLORD: SAN FELIPE PLAZA, LTD., A TEXAS LIMITED
                                                             PARTNERSHIP

-----------------------------------------------------        BY:    EQUITY OFFICE HOLDINGS. L.L.C.
Name (print):                                                       a Delaware limited liability company,
             ----------------------------------------               as agent


-----------------------------------------------------        By:    /s/ Kim Koehn
Name (print):                                                       -----------------------------------------------
             ----------------------------------------        Name:  Kim Koehn

                                                             Title:  Regional Vice President

                                                             Date:
                                                                    -----------------------------------------------


WITNESS ATTEST                                               TENANT: PHYSICIANS SURGICAL CARE, INC.,
                                                             A TEXAS CORPORATION

-----------------------------------------------------


Name (print):                                                By:    /s/ Robert L. Schwing
             ----------------------------------------               -----------------------------------------------

                                                             Name:  Robert L. Schwing
-----------------------------------------------------

Name (print):                                                Title: Principal
             ----------------------------------------
                                                             Date:
                                                                    ----------------------------------------------

                                    EXHIBIT A

                        OUTLINE AND LOCATION OF PREMISES


                  This Exhibit is attached to and made a part of the Lease dated ____________________, 1997, by and between SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP, by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company ("Landlord"), and PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION ("Tenant"), for space in the Building located at 5847 San Felipe, Houston, Texas, commonly known as San Felipe Plaza.


                                    EXHIBIT A



                            (Suite #4295 - Level 42)

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Property and the appurtenances thereto:

              1. Sidewalks, doorways, vestibules, halls, stairways and other. similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building or Property.

              2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

              3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the `Premises or Building except by the Building maintenance personnel, nor shall any part of the Building be defaced by Tenant.

              4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all Tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

              5. Tenant shall not place any additional lock or locks on any door in the Premises or Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

              6. All contractors, contractor's representatives, and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, as the same may be revised from time to time. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

              7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours designated by Landlord. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity. If approved by Landlord, such activity shall be under the supervision of Landlord and performed in the manner stated by Landlord. Landlord may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

              8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation, maintenance, operation, existence or removal of any property of Tenant shall be repaired at the expense of Tenant.

              9.    Corridor doors, when not in use, shall be kept closed.

              10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising; or (3) conduct or permit any other activities in the Building that might constitute a nuisance.

              11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

              12. No inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

              13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

              14. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for such work to resume. - Tenant shall have no claim for damages of any nature against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

              15. Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Except as included in Basic Costs, Tenant shall bear the cost and expense of such extermination services.

              16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation, the use of any electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines available to service the Building.

              17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Building.

              18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

              19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, ,its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

              20. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

              21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

              22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

              23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord:

              24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

              25. All deliveries to or from the Premises shall be made only at such times, in the areas. and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice.

              26. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and such cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service.

              27. Tenant shall not take any action to protest the appraised value of the Building for ad valorem tax purposes without Landlord's express consent.

                                    EXHIBIT C

                               COMMENCEMENT LETTER

Date _________________


PHYSICIANS SURGICAL CARE, INC.
5847 San Felipe, Suite 4295
Houston, Texas 77057

Re: Commencement Letter with respect to that certain Lease dated _____________________ by and between SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP, as Landlord, and PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION, as Tenant, for 3,585 square feet of Rentable Area on level 42 of the Building located at 5847 San Felipe, Houston, Texas.

Dear ____________:

In accordance with the terms and conditions of the above referenced Lease, Tenant hereby accepts possession of the Premises and agrees as follows:

         1.   The Commencement Date of the Lease is June 1, 1997;

         2.   The Termination Date of the Lease is December 31, 1997.

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.

Sincerely,





Property Manager

Agreed and Accepted:'

              Tenant: PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION

              By: /s/ Robert L. Schwing
                 ---------------------------------------------

              Name: Robert L. Schwing

              Title: Principal

              Date:
                   -------------------------------------------

                                    EXHIBIT D

                                   WORK LETTER

         This Exhibit is attached to and made a part of the Lease dated ____________, 1997, by and between SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP, by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company ("Landlord"), and PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION ("Tenant"), for space in the Building located at 5847 San Felipe, Houston, Texas, commonly known as San Felipe Plaza.

              A. CONDITION OF THE PREMISES. By taking possession of the Premises, Tenant agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements.

              B. COST OF IMPROVEMENTS TO PREMISES. Any construction, alterations or improvements made to the Premises shall be made at Tenant's sole cost and expense. Notwithstanding anything contained herein to the contrary, Landlord, at Landlord's sole cost and expenses, shall furnish and install a new entryway door plaque for the Premises.

              C. RESPONSIBILITY FOR IMPROVEMENTS TO PREMISES. Any construction, alterations or improvements to the Premises shall be performed by Tenant using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of the Lease. In any and all events, the Commencement Date shall not be postponed or delayed if the improvements to the Premises are incomplete on the Commencement Date for any reason whatsoever. Any delay in the completion of improvements to the Premises Space shall not subject Landlord to any liability for any loss or damage resulting therefrom.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit as of the day and year first above written.

WITNESS ATTEST                                               LANDLORD:  SAN  FELIPE  PLAZA,  LTD.,  A  TEXAS  LIMITED
                                                             PARTNERSHIP
-----------------------------------------------------
                                                             BY:    EQUITY OFFICE HOLDINGS. L.L.C.
Name (print):                                                       a Delaware limited liability company,
             ----------------------------------------               as agent

-----------------------------------------------------
                                                             By:  /s/ Kim Koehn
                                                                 ---------------------------------
Name (print):
            -----------------------------------------        Name:  Kim Koehn

                                                             Title:  Regional Vice President

                                                             Date:
                                                                  ---------------------------------


WITNESS ATTEST                                               TENANT: PHYSICIANS SURGICAL
                                                             CARE, INC., A TEXAS CORPORATION
-----------------------------------------------------

Name (print):                                                By: /s/ Robert L. Schwing
             ----------------------------------------           -----------------------------------

                                                             Name:  Robert L. Schwing
-----------------------------------------------------

Name (print):                                                Title: Principal
            -----------------------------------------
                                                             Date:
                                                                  ---------------------------------

                                    EXHIBIT E

                              ADDITIONAL PROVISIONS

         This Exhibit is attached to and made a part of the Lease dated ____________, 1997, by and between SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP, by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company ("Landlord"), and PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION ("Tenant"), for space in the Building located at 5847 San Felipe, Houston, Texas, commonly known as San Felipe Plaza.

                              INTENTIONALLY OMITTED

                                    EXHIBIT F

                                    ADDENDUM

         This Addendum is entered into as of the _______ day of ______________, 1997 by and between SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP ("Landlord") by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company, and PHYSICIANS SURGICAL CARE, INC., a Texas corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, simultaneously with the execution of this Addendum, Landlord and Tenant have entered into that certain lease of even date herewith (the "Lease") for approximately 3,585 square feet of Rentable Area on level 42 of the building located at 5847 San Felipe, Houston, Texas 77057 (the "Building"), all as more particularly described in the Lease; and

         WHEREAS, Landlord and Tenant desire to modify certain terms and conditions of the Lease as set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the sufficiency and receipt of which is acknowledge, Landlord and Tenant agree as follows:

         1. HAZARDOUS MATERIALS. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances of materials, nor allow to be brought into the Project any such materials or substances except to use for general office purposes in the ordinary course of tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any governmental agency or lender (in its reasonable judgment) shall ever require testing to ascertain whether or not there has been any release of hazardous materials and such testing indicates that Tenant has violated any of the terms and conditions of this section, then, in addition to any other rights and remedies available hereunder or at law or in equity, the reasonable costs of such testing shall be reimbursed by Tenant to Landlord upon demand as additional charges. In addition, Tenant shall execute affidavits, `representations and the like from time to time at Landlord's request concerning tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Lease Term.

         2. SECURITY DEPOSIT. Notwithstanding anything in the Lease to the contrary, no purchaser of Landlord's interest in the Building or holder of any mortgage, deed of trust, ground lease or other lien on the Building shall be liable for the return of any Security Deposit unless and until such Security Deposit is actually transferred by Landlord to such party.

         3, NET INCOME/PROFITS. Notwithstanding anything contained to the contrary in the provisions of the Lease relating to an assignment or subletting by Tenant, neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person from the portion of the Premises leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use occupancy or utilization of any part of the Premises.

         4. CASUALTY/CONDEMNATION. Notwithstanding anything contained to the contrary in the Lease, the Premises or portion thereof shall not be considered to be untenantable or unusable by Tenant unless and until Tenant actually ceases to use the Premises. or applicable portion thereof. In addition, the rights of Tenant, if any, to any condemnation proceeds and or insurance proceeds shall be subject and subordinate the rights of any party holding a first mortgage or first deed of trust on the Building. The foregoing, however, shall not be construed as to limit Tenant's right to receive the proceeds of any insurance policies maintained by Tenant at its sole cost and expense.

         5. LIMITATION OF LIABILITY. In addition to any limitation of Landlord's liability contained in the Lease, Tenant hereby agrees that any claim for damages against Landlord shall be subject and subordinate to the interest of any mortgagee in the Building and Property.

         6. ESTOPPEL CERTIFICATES. In addition to the obligations of Tenant under the Lease, Tenant agrees that it will from time to time upon request of Landlord, within five (5) days after the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that: i) the Tenant is presently solvent and free from reorganization and/or bankruptcy and is in occupancy, open, and conducting business in the Premises, (ii) the operation and use of the Premises do not involve the generation, treatment, storage, etc...of hazardous substance etc...(iii) the rent is ________________________ dollars per year, (iv) the Lease represents the entire agreement between the parties (v) the expiration date is ____________________, (vi) all conditions to be performed by the Landlord have been satisfied,
               (vii) all required contributions by Landlord to Tenant on account of Tenant improvements have been received, (viii) no rental has been paid more than one month in advance and no security has been deposited with Landlord except for ______________________________________ dollars and, (ix) the rentable square footage of the Premises is ____________ square feet.

         7. SUBORDINATION TO MORTGAGES. Notwithstanding anything in the Lease to the contrary, the prior written consent of the, holder of any first mortgage or first deed of trust on the Building shall be required as a condition precedent to the subordination of the Lease to any junior/secondary mortgage or deed of trust. In no event shall the holder of any first mortgage or first deed of trust be liable for any of Landlord's obligations under the Lease arising prior to the date such mortgagee or trustee takes title to the Building. In addition, Landlord and Tenant hereby acknowledge that mortgagee approval of the document of which this Addendum forms a part shall not be required unless such approval is required under the terms and conditions of the mortgage, deed of trust or related documents by and between Landlord and such mortgagee.

         8. CONFLICT. In the event of a conflict between the terms of this Addendum and the terms of the Lease or any exhibits thereto, the term of this Addendum shall control.





                         [SIGNATURES ON FOLLOWING PAGE]

                                    EXHIBIT G

                                     PARKING

         This Exhibit is attached to and made a part of the Lease dated ____________, 1997, by and between SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP, by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company ("Landlord"), and PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION ("Tenant"), for space in the Building located at 5847 San Felipe, Houston, Texas, commonly known as San Felipe Plaza.

         A. During the primary term of this Lease and so long as Tenant is not in default hereunder, Landlord shall make available to Tenant and Tenant shall have the right to rent in the Building's parking garage ("Garage") up to ten
(10) unassigned parking spaces, three (3) of which may, at Tenant's election, be designated as assigned spaces (hereinafter called "Tenant's Parking Spaces"). Tenant agrees to pay Landlord, during the primary Term of this Lease, the sum of $35.00 per month plus tax for each unassigned space and $70.00 per month plus tax for each assigned space (hereinafter called "Parking Rental"). Parking Rental shall be due and payable on the first day of each calendar month during the term of this Lease and Landlord shall have the same remedies for default for the payment of Parking Rental as are available to Landlord in the case of a default in the payment of Base Rental.

         B. Prior to the Commencement Date and from time to time thereafter as requested by Landlord, Tenant shall submit a written list of those persons who are authorized by Tenant to use the Tenant's Parking Spaces (hereinafter called "Tenant's Designees"). A condition to Tenant's and Tenant's Designees' right to use the Garage shall be compliance by each driver with the Garage Rules and Regulations (as hereinafter defined), including any sticker or other identification system established by Landlord and with all laws, statutes, ordinances and other governmental rules, regulations or requirements now or hereafter in force with respect to any use or occupancy of the Garage. Landlord reserves the right to adopt and/or modify such reasonable Rules and Regulations for the Garage as it deems necessary for the operation of the Garage. Landlord may refuse to admit any person who violates the Garage Rules and Regulations, and any violation of such Rules and Regulations shall subject the vehicle to removal from the Garage without the incurrence of any liability on the part of Landlord.

         C. Landlord shall not be liable or responsible to Tenant or any of Tenant's Designees for any loss, or damage to any automobile or other vehicle or equipment or other property within the Garage unless such loss or damage is caused by the willful misconduct or gross negligence of Landlord.


                          GARAGE RULES AND REGULATIONS


1. Vehicles must be parked entirely within the stall lines painted on the floor.

2.       All directional signs and arrows must be observed.

3.       The speed limit shall be five (5) miles per hour.

4.       Parking is prohibited:

         a.    In areas not striped for parking
         b.    In aisles
         c.    Where "No Parking" signs are posted
         d.    In areas designated as "Entrance" or "Exit"
         e. In such other areas as may be designated by Landlord or Landlord's agent(s).

5. Parking tickets or any other device or form of identification supplied by Landlord shall remain the property of Landlord and shall not be transferable. There will be replacement charge payable by Tenant equal to the amount posted from time to time by Landlord for loss of any magnetic parking card or parking sticker.

6. Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

7.       Every person is responsible for locking his/her own vehicle.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum on the day and year first above written.

WITNESS ATTEST                                               LANDLORD: SAN FELIPE PLAZA, LTD., A TEXAS LIMITED
                                                             PARTNERSHIP
-----------------------------------------------------
                                                             BY:    EQUITY OFFICE HOLDINGS. L.L.C.
Name (print):                                                       a Delaware limited liability company,
             ----------------------------------------               as agent


-----------------------------------------------------
                                                             By:      /s/ Kim Koehn
Name (print):                                                        --------------------------------------------
             ----------------------------------------        Name:   Kim Koehn

                                                             Title:  Regional Vice President

                                                             Date:
                                                                     --------------------------------------------


WITNESS ATTEST                                               TENANT: PHYSICIANS SURGICAL
                                                             CARE, INC., A TEXAS CORPORATION
-----------------------------------------------------

Name (print):                                                By:      /s/ Robert L. Schwing
             ----------------------------------------                --------------------------------------------

                                                             Name:   Robert L. Schwing
-----------------------------------------------------

Name (print):                                                Title:  Principal
             ----------------------------------------
                                                             Date:
                                                                     --------------------------------------------

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit as of the day and year first above written.

WITNESS ATTEST                                               LANDLORD: SAN FELIPE PLAZA, LTD., A TEXAS LIMITED
                                                             PARTNERSHIP
-----------------------------------------------------
                                                             BY:    EQUITY OFFICE HOLDINGS. L.L.C.
Name (print):                                                       a Delaware limited liability company,
             ----------------------------------------               as agent


-----------------------------------------------------
                                                             By:     /s/ Kim Koehn
Name (print):                                                       ---------------------------------------------
             ----------------------------------------        Name:  Kim Koehn

                                                             Title: Regional Vice President

                                                             Date:
                                                                    ---------------------------------------------


WITNESS ATTEST                                               TENANT: PHYSICIANS SURGICAL
                                                             CARE, INC., A TEXAS CORPORATION
-----------------------------------------------------

Name (print):                                                By:  /s/ Robert L. Schwing
             ----------------------------------------            ------------------------------------------------

                                                             Name:  Robert L. Schwing
-----------------------------------------------------

Name (print):                                                Title: Principal
             ----------------------------------------
                                                             Date:
                                                                  -----------------------------------------------

                                 FIRST AMENDMENT

         This First Amendment (the "Amendment") is made and entered into as of the_______ day of ___________________ 1998, by and between SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP ("Landlord"), and PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated the 6th day of June, 1997 (the "Lease") for space currently containing approximately 3,585 rentable square feet (the "Original Premises") described as Suite No. 4295 on level forty-two (42) of the building commonly known as San Felipe Plaza and the address of which is 5847 San Felipe, Houston, Texas 77057 (the "Building"); and

B. WHEREAS, Tenant has requested that additional space containing approximately 1,550 rentable square feet on level forty-two (42) of the Building shown on Exhibit A hereto (the "Expansion Space") be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions set forth below;

C. WHEREAS, the Lease by its terms expired on December 31, 1997 ("Prior Termination Date"), and the parties desire to extend the Lease Term, all on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

               I. EXPANSION. Effective As of the Expansion Effective Date (as hereinafter defined), the Premises, as defined in the Lease, is increased from 3,585 rentable square feet on level forty-two (42) to 5,135 rentable square feet on level forty-two (42) by the addition of the Expansion Space, and from and after the Expansion Effective Date, the Original Premises and the Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease. The Lease Term for the Expansion Space shall commence on the Expansion Effective Date and end on the Extended Termination Date (as hereinafter defined). The Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

                    A. The Expansion Effective Date shall be the later to occur of (i) April 1, 1998 ("Target Expansion Effective Date"), and (ii) the date upon which Landlord's improvement work in the Expansion Space has been substantially completed; provided, however, that if Landlord shall be delayed in substantially completing the Landlord's work in the Expansion Space as a result of the occurrence of any of the following (a "Delay"):

                           1. Tenant's failure to furnish information or to respond to any request by Landlord for any approval or information within any time period prescribed or, if no time period is prescribed, then within two (2) Business Days of such request; or

                           2. Tenant's insistence on materials, finishes or installations that have long lead times after having first been informed by Landlord that such materials, finishes or installations will cause a Delay; or

                           3.   Changes in any plans and specifications; or

                           4. The performance or nonperformance by a person or entity employed by Tenant in the completion of any work (all such work and such persons or entities being subject to the prior approval of Landlord); or

                           5. Any request by Tenant that Landlord delay the completion of any of the Landlord's work; or

                           6.    Any breach or default by Tenant in the
                                 performance of Tenant's obligations under this Amendment or the Lease; or

                           7. Any delay resulting from Tenant's having taken possession of the Expansion Space for any reason prior to substantial completion of the Landlord's work; or

                           8. Any other delay chargeable to Tenant, its agents, employees or independent contractors;

                           then, for purposes of determining the Expansion Effective Date, the date of substantial completion shall be deemed to be the day that said Landlord's work would have been substantially completed absent any such Delay(s). The Expansion, Space shall be deemed to be substantially completed on the date the Landlord reasonably determines that all Landlord's work has been performed (or would have been performed absent any Delays), other than any details of construction, mechanical adjustment or any other matter, the noncompletion of which does not materially interfere with Tenant's use of the Expansion Space. The adjustment of the Expansion Effective Date and, accordingly, the postponement of Tenant's obligation to pay Rent on the Expansion Space shall be Tenant's sole remedy and shall constitute full Settlement of all claims that Tenant might otherwise have against Landlord by reason of the Expansion Space not being ready for occupancy by Tenant on the Target Expansion Effective Date.

                    B. In addition to the postponement, if any, of the Expansion Effective Date as a result of the applicability of Paragraph I.A. of this Amendment, the Expansion Effective Date shall be delayed to the extent Landlord fails to deliver possession of the Expansion Space for any other reason (other than Delays by Tenant), including but not limited to, holding over by prior occupants. Any such delay in the Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Expansion Effective Date is delayed, the Extended Termination Date (as hereinafter defined) shall be similarly extended.

              II. EXTENSION. The Lease Term is hereby extended for a period of thirty-nine (39) months and shall expire on March 31, 2001 ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Lease Term commencing the day immediately following the Prior Termination Date ("Extension Date") and ending on the Extended Termination Date shall be referred to herein as the "Extended Term."

              III.  MONTHLY BASE RENTAL.

                    A. ORIGINAL PREMISE FROM THE PRIOR TERMINATION DATE THROUGH THE DAY PRIOR TO THE EXPANSION EFFECTIVE DATE. The Base Rental, as set forth herein, Additional Base Rental and all other charges under the Lease shall be payable as provided therein with respect to the Original Premises through and including the day prior to the Expansion Effective Date.

                           Tenant shall pay Landlord the sum of Fifteen Thousand Two Hundred Thirty-Seven and NO/100 Dollars ($15,237.00) as Base Rental for the Original Premises in three (3) monthly installments as follows:

                           (i) Three (3) equal installments of Five Thousand Seventy-Nine and NO/100 Dollars ($5,070.00) each payable on or before the first day of each month during the period beginning January 1, 1998 and ending March 31, 1998.

                    B. PREMISE (INCLUSIVE OF THE EXPANSION SPACE) THROUGH EXTENDED TERMINATION DATE. As of the Expansion Effective Date, the schedule of monthly installments of Base Rental payable with respect to the Premises, inclusive of the Expansion Space, from the Expansion Effective Date and ending on the Extended Termination Date is the following:

                           Tenant shall pay Landlord the sum of Three Hundred Thousand Three Hundred Ninety-Six and NO/100 Dollars ($300,396.00) as Base Rental from the Expansion Effective Date and ending on the Extended Termination Date in thirty-six (36) monthly installments as follows:

                           (i) Twelve (12) equal installments of Seven Thousand Four Hundred Eighty-Nine and NO/100 Dollars ($7,489.00) each payable on or before the first day of each month during the period beginning April 1, 1998 and ending March 31, 1999.

                           (ii) Twelve (12) equal installments of Eight Thousand Three Hundred Forty-Four and NO/100 Dollars ($8,344.00) each payable on or before the first day of each month during the period beginning April 1, 1999 and ending March 31, 2000.

                           (iii) Twelve (12) equal installments of Nine Thousand
                                 Two Hundred and NO/100 Dollars ($9,200.00) each payable on or before the first day of each month during the period beginning April 1, 2000 and ending March 311, 2001.

                           All such Base Rental shall be payable by Tenant in accordance with the terms of Article IV of the Lease.

                           Landlord and Tenant acknowledge that the foregoing
                           schedule is based on the assumption that the Expansion Effective Date is the Target Expansion Effective Date. If the Expansion Effective Date is other than the Target Expansion Effective date, the schedule set forth above with respect to the payment of any installment(s) of Base Rental for the Expansion Space shall be appropriately adjusted on a per diem basis to reflect the actual Expansion Effective Date and the actual Expansion Effective Date shall be set forth in a confirmation letter to be prepared by Landlord. However, the effective date of any increases or decreases in the Base Rental rate shall not be postponed as a result of an adjustment of the Expansion Effective Date as provided above.

              IV.   ADDITIONAL SECURITY DEPOSIT.  INTENTIONALLY OMITTED.

               V. TENANT'S PRO RATA SHARE. For the period commencing with the Expansion Effective Date and ending on the Extended Termination Date, Tenant's Pro Rata Share for the Expansion Space is sixteen hundredths percent (.16%).

              VI.   BASIC COSTS.

                    A. ORIGINAL PREMISES FROM AND AFTER THE EXPANSION EFFECTIVE DATE. For the period commencing with the Expansion Effective Date and ending on the Extended Termination Date, Tenant shall pay for its Pro Rata Share of Basic Costs applicable to the Original Premises in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Original Premises is amended from 1997 to 1998.

                    B. Expansion Space From Expansion Effective Date Through Extended Termination Date. For the period commencing with the Expansion Effective Date ,and ending on the Extended Termination Date, Tenant shall pay for its Pro Rata Share of Basic Costs applicable to the Expansion Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Expansion Space is 1998.

              VII.  IMPROVEMENTS TO PREMISES.

                    A. CONDITION OF PREMISES. Tenant is in possession of the Original Premises and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment. Tenant has inspected the Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

                    B. COST OF IMPROVEMENTS TO PREMISES. Provided Tenant is not in default, Tenant shall be entitled to receive an improvement allowance (the "Improvement Allowance") in an amount not to exceed Thirty-Thousand

                         Eight Hundred Ten and NO/100 Dollars ($30,810.00) (i.e., $6.00 per rentable square foot of the Premises) to be applied toward the cost of performing construction, alteration or improvement of the Premises, including but not limited to the cost of space planning, design and related architectural and engineering services. In the event the total cost of the improvements to the Premises exceeds the Improvement Allowance, Tenant shall pay for such excess upon demand. The entire unused balance of the Improvement Allowance existing as of June 1, 1998, if any, shall accrue to the sole benefit of Landlord. Landlord shall pay such Improvement Allowance directly to the contractors retained to perform the construction, design or related improvement work to the Premises.

                    C. RESPONSIBILITY, FOR IMPROVEMENTS TO PREMISES. Landlord shall enter into a direct contract for the improvements to the Premises with a general contractor selected by Landlord. Tenant shall devote such time in consultation with Landlord or Landlord's architect as may be required to provide all information Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant's written approval of, the plans for the improvements to the Premises in a timely manner. All plans for the Improvements to the Premises shall be subject to Landlord's consent, which consent shall not be unreasonably withheld. If the cost of such improvements exceeds the Improvement Allowance, then prior to commencing any construction of improvements to the Premises, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost, including but not limited to the cost of space planning, design and related architectural and engineering services, labor and materials, contractor's fees, and permit fees. Within a reasonable time thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate or specify its objections thereto and any desired changes to the proposed improvements. In the. event Tenant notifies Landlord of such objections and desired changes, Tenant $hall work with Landlord to reach a mutually acceptable alternative cost estimate.

              VIll. EARLY ACCESS TO EXPANSION SPACE. During any period that
                    Tenant shall be permitted to enter the Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rental or Additional Base Rental as to the Expansion Space. If Tenant takes possession of the Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the Expansion Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Rental and Additional Base Rental as applicable to the Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Expansion Effective Date.

               IX. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

                    A. Effective as of the Expansion Effective Date, EXHIBIT "G", PARKING OF THE LEASE shall be modified and amended by deleting the number "ten (10)" in the third line of paragraph A. and substituting the number "fifteen (15)" therefor.

              Xl.   MISCELLANEOUS.

                    A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

                    B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

                    C. In the case of any inconsistency between the provisions of the tease and this Amendment, the provisions of this Amendment shall govern and control.

                    D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

                    E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

                    F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment,

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                                      LANDLORD: SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP

                                      By:    EOP-San Felipe GP, L.L.C., a Delaware
                                             limited liability company, its general partner

                                             By:   EOP Operating Limited Partnership, a
                                                   Delaware limited partnership, its sole member

                                                   By:    Equity Office Properties Trust, a Maryland
                                                          real estate investment trust, its managing
                                                          general partner

                                                          By:     /s/ Brad Fricks
                                                                 ----------------------------------------------
                                                                 Name:  Brad Fricks

                                                                 Title: Vice President - Leasing


                                      TENANT: PHYSICIANS SURGICAL CARE, INC.,
                                      A TEXAS CORPORATION


                                             By:     /s/  Robert L. Schwing
                                                    -----------------------------------------------
                                             Name:  Robert L. Schwing

                                             Title: Principal

                                SECOND AMENDMENT

         This Second Amendment (the "Amendment") is made and entered into as of the ________ day of ________________. 1999, by and between SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP ("Landlord"), and PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated June 6, 1997 (the "Lease") for space currently containing approximately 5,135 rentable square feet (the "Original Premises") on the forty-second (42nd) floor of the building commonly known as San Felipe Plaza and the address of which is 5847 San Felipe, Houston, Texas 77057 (the "Building"), which lease has been previously amended by First Amendment dated February 27,1998 (collectively, the "Lease"); and

B. WHEREAS, Tenant and Landlord agree to relocate Tenant from the Original Premises to 8,553 rentable square feet on the twenty-third (23rd) floor of the Building shown on Exhibit A attached hereto (the "Substitution Space"); and

C. WHEREAS, the Lease by its terms shall expire on March 31, 2001 ("Prior Termination Date"), and the parties desire to extend the Lease Term, all on the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

       I.    Substitution.

             A. Effective as of the Substitution Effective Date (hereinafter defined), the Premises (hereinafter defined) is hereby increased from 5,135 rentable square feet on the forty-second
                 (42nd) floor of the Building, to 8,553 rentable square feet on the twenty-third (23rd) floor of the Building, by substituting the Substitution Space for the Original Premises and Landlord does hereby lease, let and demise the substitution space to Tenant, effective as of the Substitution Effective Date.

             B. The Lease Term for the Substitution Space shall commence on the Substitution Effective Date and, unless sooner terminated pursuant to the terms of the Lease, shall end on the Extended Termination Date (as hereinafter defined). The Substitution Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Substitution Space. Effective as of the date which is no more than fourteen (14) calendar days following the date of Landlord's notice of actual delivery of the Substitution Space to Tenant with Landlord's improvement work in the Substitution Space substantially complete (the "Original Premises Vacation Date"), the Lease shall be terminated with respect to the Original Premises, and, unless otherwise specified, "Premises" shall mean the Substitution Space. Tenant shall vacate the Original Premises as of the Original Premises Vacation Date and return the same to Landlord in accordance with the terms and conditions of the Lease. Notwithstanding anything to the contrary contained herein, if the Original Premises Vacation Date is subsequent to the Substitution Effective Date (such period commencing on the Substitution Effective Date and ending on the Original Premises Vacation Date is referred to herein as the "Vacation Period"), then, during the Vacation Period, Tenant shall comply with all terms and provisions of the Lease with respect to the Original Premises as though the Original Premises were still deemed part of the Premises hereunder, except those provisions requiring payment of Basic Monthly Rental or Basic Costs as to the Original Premises.

       II.   Substitution Effective Date.

             A. The "Substitution Effective Date" shall be the later to occur of (i) April 1, 1999 (the "Target Substitution Effective Date"), and (ii) the date which is no more than fourteen (14) calendar days following the date of Landlord's notice of actual delivery of the Substitution Space to Tenant with Landlord's improvement work in the Substitution Space substantially complete. Tenant hereby agrees that with respect to any required actions by Tenant in connection with Landlord's improvement work in the Substitution Space, time is of the essence. The Substitution Space shall be deemed to be substantially completed on the date that Landlord reasonably determines that all Landlord's work has been performed (or would have been performed absent any delays reasonably chargeable to Tenant), other than any details of construction, mechanical adjustment or any other matter, the nonperformance of which does not materially interfere with Tenant's use of the Substitution Space. The prior sentence notwithstanding, Tenant shall not be penalized for up to fourteen (14) calendar days of delays reasonably chargeable to Tenant, The adjustment of the Substitution Effective Date and, accordingly, the postponement of Tenant's obligation to pay Rent on the Substitution Space shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Substitution Space not being ready for occupancy by Tenant on the Target Substitution Effective Date. During any period that the Substitution Effective Date is postponed and Tenant's obligation to pay Rent for the Substitution Space is correspondingly postponed, Tenant shall continue to be obligated to pay Rent for the Original Premises in accordance with the terms of the Lease.

             B. to addition to the postponement, if any, of the Substitution Effective Date as a result of the applicability of Paragraph II.A. of this Amendment, the Substitution Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Substitution Space for any other reason not within the control of Landlord (other than delays reasonably chargeable to Tenant), including, but not limited to, holding over by prior occupants. Any such delay in the Substitution Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Substitution Effective Date is delayed, the Extended Termination Date shall be similarly extended.

       Ill.  EXTENSION. The Lease Term is extended for a period of thirty-six
             (36) months and shall expire on March 31, 2004 ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Lease Term commencing the day immediately following the Prior Termination Date ("Extension Date") and ending on the Extended Termination Date shall be referred to herein as the "Extended Term".

        IV. MONTHLY BASE RENTAL. Commencing on the Substitution Effective Date through the Extended Termination Date, as such dates may be adjusted as provided herein, the schedule of monthly installments of Base Rental contained in the Lease is hereby revised as follows:

             Tenant shall pay Landlord the sum of Nine Hundred Seventy-Nine Thousand Three Hundred Thirty-Two and NO/100 Dollars ($979,332.00) as Monthly Base Rental for the Substitution Space in sixty (60) monthly installments as follows:

              A Twelve (12) equal installments of Fifteen Thousand Three Hundred Twenty-Four and NO/100 Dollars ($15,324.00) each payable on or before the first day of each month during the period beginning April 1, 1999 and ending March 31,2000.

              B. Twelve (12) equal installments of Sixteen Thousand Thirty-Seven and NO/100 Dollars ($16,037.00) each payable on or before the first day of each month during the period beginning April 1, 2000 and ending March 31, 2001.

              C. Thirty-six (36) equal installments of Sixteen Thousand Seven Hundred Fifty and NO/100 Dollars ($16,750.00) each payable on or before the first day of each month during the period beginning April 1, 2001 and ending March 31, 2004, as such dates may be adjusted as provided herein.

              All such Monthly Base Rental shall be payable by Tenant in accordance with the terms of the Lease.

              Landlord and Tenant acknowledge that the foregoing schedule is based on the assumption that the Substitution Effective Date is the Target Substitution Effective Date. If the Substitution Effective Date is later than the Target Substitution Effective Date, (i) the schedule set forth above with respect to the payment of any installment(s) of Monthly Base Rental for the Substitution Space shall be appropriately adjusted on a per diem basis to reflect the actual Substitution

             Effective Date and the actual Substitution Effective Date shall be set forth in a confirmation letter to be prepared by Landlord.

        V. TENANT'S PRO RATA SHARE. For the period commencing with the Substitution Effective Date and ending on the Extended Termination Date, Tenant's Pro Rata Share for the Promises is eighty-nine hundredths percent (.89%).

       VI. BASIC COSTS. For the period commencing with the Substitution Effective Date and ending on the Extended Termination Date, Tenant shall pay for its Pro Rata Share of Basic Costs applicable to the Premises in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Premises is 1999.

       VII.  IMPROVEMENTS TO SUBSTITUTION SPACE.

              A. Condition of Substitution Space. Tenant has inspected the Substitution Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment, and in the Lease, with respect to any future obligations of Landlord with respect to the Premises.

              B. Responsibility for Improvements to Substitution Space. Provided Tenant is not in default, Tenant shall be entitled to receive an improvement allowance (the "Improvement Allowance") in an amount not to exceed Sixty-Six Thousand Seven Hundred Ninety-Nine and NO/100 Dollars ($66,799.00) (i.e., $7.81 per rentable square foot of the Substitution Space) to be applied toward the cost of performing initial construction, alteration or improvement of the Substitution Space, including but not limited to the cost of space planning, design and related architectural and engineering services. Landlord shall be entitled to deduct from the Improvement Allowance a construction management fee for Landlord's oversight of the initial improvements to the Substitution Space in an amount equal to five percent (5%) of the total cost of the initial improvements to the Substitution Space. In the event the total cost of the initial improvements to the Substitution Space exceeds the Improvement Allowance, Tenant shall pay for such excess upon demand. The entire unused balance of the Improvement Allowance, if any, shall accrue to the sole benefit of Landlord. Landlord shall pay such Improvement Allowance directly to the contractors retained to perform the construction, design or related improvement work to the Substitution Space.

              C. Responsibility for Improvements to Substitution Space. Landlord shall enter into a direct contract for the initial improvements to the Substitution Space with a general contractor selected by Tenant, subject to Landlord's approval which shall not be unreasonably withheld, delayed or conditioned. Tenant shall devote such time in consultation with Landlord or Landlord's architect as may be required to provide all information Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant's written approval of, the plans for the initial improvements to the Substitution Space in a timely manner. All plans for the initial improvements to the Substitution Space shall be subject to Landlord's consent, which consent shall not be unreasonably withheld, delayed or conditioned. If the cost of such improvements exceeds the improvement Allowance, then prior to commencing any construction of improvements to the Substitution Space, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost, including but not limited to the cost of space planning, design and related architectural and engineering services, tabor and materials, contractor's fees, and permit fees. Within a reasonable time thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate or specify its objections thereto and any desired changes to the proposed improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

       VIII. EARLY ACCESS TO SUBSTITUTION SPACE. During any period that Tenant shall be permitted to enter the Substitution Space prior to the Substitution Effective Date (e.g., to perform alterations or improvements), if any, Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rental or Additional Base Rental as to the Substitution Space. If Tenant takes possession of the Substitution Space prior to the Substitution Effective Date for any reason whatsoever (other than the performance of work in the Substitution Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Rental and Additional Base Rental as applicable to the Substitution
             Space to Landlord on a per diem basis for each day of occupancy prior to the Substitution Effective Date.

        IX. HOLDING OVER. In the event Tenant continues to occupy the Original Premises for more than fourteen (14) days after the Original Premises Vacation Date, occupancy of the Original Premises subsequent to the Original Premises Vacation Date shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of the Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to twice the sum of the Base Rental and Additional Base Rental due for the period Immediately preceding such holding over, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Original Premises. No holding over by Tenant in the Original Premises or payments of money by Tenant to Landlord after the Original Premises Vacation Date shall be construed to prevent Landlord from recovery of immediate possession of the Original Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any' consequential damage, which Landlord may suffer by reason of any holding over by Tenant in the Original Premises, and Tenant shall indemnify Landlord against any and all claims made by any other Tenant or prospective Tenant against Landlord for delay by Landlord in delivering possession of the Original Premises to such other Tenant or prospective Tenant.

        X. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

             A. Effective as of the Substitution Effective Date, EXHIBIT "G", PARKING of the Lease shall be modified and amended by deleting the number "ten (10)" in the third line of Paragraph A. and substituting the number "twenty-five (25)" therefor.

             B. Effective as of April 1, 2001, EXHIBIT "G", PARKING of the Lease shall be amended and modified by (i) deleting 135.00" in the sixth line of Paragraph A. and substituting "$40.00" therefor, and (ii) deleting "$70.00" in the seventh line of Paragraph A. and substituting "$75.00" therefor.

       XI.   MISCELLANEOUS.

              A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein, There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Substitution Space, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

              B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

              C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

              D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

              E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

              F. Tenant hereby represents to Landlord that Tenant has dealt with no broker other than Healthcare Property Company in connection with this amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers other than Healthcare Property Company claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

                         (signatures of following page]

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                                      LANDLORD: SAN FELIPE PLAZA, LTD., A TEXAS LIMITED PARTNERSHIP

                                      By:    EOP-San Felipe GP, L.L.C., a Delaware
                                             limited liability company, its general partner

                                             By:   EOP Operating Limited Partnership, a
                                                   Delaware limited partnership, its sole member

                                                   By:    Equity Office Properties Trust, a Maryland
                                                          real estate investment trust, its managing
                                                          general partner

                                                   By:    /s/ Brad Fricks
                                                          -------------------------------------------
                                                          Name:  Brad Fricks

                                                          Title: Vice President - Leasing


                                      TENANT: PHYSICIANS SURGICAL CARE, INC., A TEXAS CORPORATION


                                                   By:    /s/ Roberta L. Schwing
                                                          -------------------------------------------
                                                          Name:  Robert L. Schwing

                                                          Title: Principal

                                    EXHIBIT A

                               SUBSTITUTION SPACE

             Rentable Area of Substitution Space: 8,553 square feet





                            (Suite #2375 - Level 23)